UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Active MidCap Fund

SEMIANNUAL REPORT June 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

July 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of -1.93%, Class C shares returned -2.32%, Class I shares returned -1.81%, and Class Y shares returned -1.82%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 2.35% for the same period.2

Mid-cap stocks produced mild gains in a volatile market over the reporting period amid sustained economic growth, rising corporate earnings, and intensifying merger-and-acquisition activity. The fund lagged the Index, mainly due to security selection shortfalls in the financials, consumer discretionary, consumer staples, and health care sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Market Volatility Increased Despite Positive Economic Trends

A positive economic backdrop supported U.S. equity markets at the start of 2018, including moderate GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”). Enactment of corporate tax cuts as part of major tax reform legislation in late December 2017 sparked additional market gains, driving the Index to new all-time highs in January.

Economic data in January indicated robust levels of consumer spending during the critical year-end shopping season, and long-awaited signs of wage growth began to appear. However, concerns about rising inflationary pressures and prospects for more aggressive interest-rate hikes soon began to weigh on market sentiment, sending stock prices sharply lower in early February. Rising bond yields and political rhetoric regarding potentially protectionist U.S. trade policies also took a toll on many stocks.

Mid-cap stocks fared better over the second quarter of 2018. Despite an additional interest-rate hike by the Fed, the Index rallied amid persistently strong economic growth, rising corporate earnings, and higher levels of merger-and-acquisition activity. Consequently, the Index recouped many, but not all, of its previous losses.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selections Constrained Fund Performance

The fund’s performance compared to the Index was undermined by stock selection shortfalls across several market sectors. In the financials sector, insurance companies generally weighed on relative results: Unum Group reported disappointing quarterly earnings, while CNO Financial Group lost value despite exceeding earnings expectations. Among consumer discretionary companies, homebuilders such as Toll Brothers dampened relative performance, as did disappointing stock selections in the hotels, restaurants, and leisure industry group. Results from the health care sector were hurt by security selection shortfalls in the life science tools and services industry. The fund’s stock selections in the consumer staples sector also detracted from relative results, primarily due to weakness among food products companies. Among individual stocks, building products company Owens Corning posted weaker-than-expected earnings in the spring.

The fund achieved better results in other market sectors. We identified several positive contributors in the industrials sector, where the fund participated in gains posted by many of the sector’s stronger performers and largely avoided weaker stocks. For example, online vehicle auctioneer Copart twice reported better-than-expected earnings during the reporting period. Results from the utilities sector were bolstered by a favorable sector allocation and strong stock selections as our bottom-up investment process identified relatively few investment candidates at the start of 2018, but more opportunities arose later in the reporting period. Oil refiner HollyFrontier participated in above-average gains for its industry group in an environment of rising oil prices. Cloud computing specialist F5 Networks beat earnings expectations twice during the first half of the year.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

July 16, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.55	$9.46	$4.37	$4.18
Ending value (after expenses)	$980.70	$976.80	$981.90	$981.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.64	$4.46	$4.26
Ending value (after expenses)	$1,019.19	$1,015.22	$1,020.38	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.93% for Class C, .89% for Class I and .85% Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 104.3%
Automobiles & Components - 3.4%
Dana	65,505		1,322,546
Lear	49,275		9,155,788
Visteon	67,390	[a]	8,709,484
			19,187,818
Banks - 2.1%
Cathay General Bancorp	36,100		1,461,689
Citizens Financial Group	26,810		1,042,909
Comerica	102,655		9,333,393
			11,837,991
Capital Goods - 8.1%
Curtiss-Wright	64,840		7,717,257
EMCOR Group	33,725		2,569,171
Granite Construction	11,265		627,010
Harris	3,755		542,748
Huntington Ingalls Industries	29,560		6,408,312
Ingersoll-Rand	53,725		4,820,744
KLX	9,505	[a]	683,410
Lennox International	3,315	[b]	663,497
Owens Corning	64,295		4,074,374
Spirit AeroSystems Holdings, Cl. A	105,715		9,081,976
Terex	147,730		6,232,729
Toro	40,355	[b]	2,431,389
			45,852,617
Commercial & Professional Services - 3.1%
Copart	164,420	[a,b]	9,299,595
Dun & Bradstreet	65,550		8,039,707
			17,339,302
Consumer Durables & Apparel - 6.3%
Deckers Outdoor	67,105	[a,b]	7,575,483
KB Home	77,775		2,118,591
NVR	2,500	[a]	7,425,875
PulteGroup	302,320		8,691,700
Toll Brothers	199,505		7,379,690
TRI Pointe Group	147,640	[a,b]	2,415,390
			35,606,729
Consumer Services - 3.0%
Darden Restaurants	44,090		4,720,275
Hilton Grand Vacations	124,410	[a]	4,317,027
Royal Caribbean Cruises	79,535		8,239,826
			17,277,128

Description	Shares		Value ($)
Common Stocks - 104.3% (continued)
Diversified Financials - 7.7%
Affiliated Managers Group	27,925		4,151,610
Ameriprise Financial	55,580		7,774,531
Discover Financial Services	144,240		10,155,938
LPL Financial Holdings	134,540		8,817,752
SEI Investments	42,095		2,631,779
Synchrony Financial	310,585		10,367,327
			43,898,937
Energy - 4.6%
Continental Resources	26,945	[a]	1,744,958
HollyFrontier	131,120		8,972,542
Marathon Petroleum	125,015		8,771,052
PBF Energy, Cl. A	163,380		6,850,523
			26,339,075
Food, Beverage & Tobacco - 2.4%
Conagra Brands	255,680		9,135,446
Ingredion	42,965		4,756,226
			13,891,672
Health Care Equipment & Services - 5.6%
Cerner	23,305	[a]	1,393,406
Cigna	9,730		1,653,614
Haemonetics	83,630	[a]	7,499,938
IDEXX Laboratories	2,780	[a]	605,873
Varian Medical Systems	81,870	[a]	9,310,256
Veeva Systems, Cl. A	18,310	[a]	1,407,307
WellCare Health Plans	39,735	[a]	9,784,346
			31,654,740
Insurance - 7.0%
CNO Financial Group	325,225		6,192,284
First American Financial	108,985		5,636,704
Kemper	45,800	[b]	3,464,770
Lincoln National	116,750		7,267,687
Torchmark	106,230		8,648,184
Unum Group	226,600		8,381,934
			39,591,563
Materials - 6.0%
Freeport-McMoRan	573,750		9,902,925
Huntsman	274,355		8,011,166
Louisiana-Pacific	292,385		7,958,720
Westlake Chemical	76,370	[b]	8,219,703
			34,092,514
Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
Agilent Technologies	122,625		7,583,130
Bruker	38,800		1,126,752

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 104.3% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.0% (continued)
Illumina	5,460	[a]	1,524,923
Mettler-Toledo International	15,730	[a]	9,101,850
Perrigo	109,975		8,018,277
Waters	47,830	[a]	9,259,410
Zoetis	101,855		8,677,027
			45,291,369
Real Estate - 7.3%
First Industrial Realty Trust	262,960	[c]	8,767,086
Host Hotels & Resorts	365,185	[c]	7,694,448
Kilroy Realty	9,320	[c]	704,965
Lamar Advertising, Cl. A	125,805	[c]	8,593,740
Piedmont Office Realty Trust, Cl. A	20,645	[b,c]	411,455
Prologis	135,440	[c]	8,897,054
Weingarten Realty Investors	203,600	[c]	6,272,916
			41,341,664
Retailing - 4.0%
Best Buy	132,605		9,889,681
Big Lots	43,435	[b]	1,814,714
Ross Stores	130,865		11,090,809
			22,795,204
Semiconductors & Semiconductor Equipment - 3.7%
KLA-Tencor	2,590		265,553
Lam Research	55,450		9,584,532
ON Semiconductor	97,655	[a]	2,171,359
Skyworks Solutions	93,950		9,080,267
			21,101,711
Software & Services - 12.1%
Cadence Design Systems	14,800	[a]	640,988
CDK Global	133,520		8,685,476
Citrix Systems	76,245	[a]	7,993,526
Convergys	165,195	[b]	4,037,366
Fair Isaac	31,670	[a]	6,122,444
Fiserv	149,700	[a]	11,091,273
MAXIMUS	124,550		7,735,800
Paychex	153,005		10,457,892
Red Hat	38,595	[a]	5,186,010
VeriSign	50,525	[a]	6,943,146
			68,893,921
Technology Hardware & Equipment - 4.3%
Arista Networks	5,350	[a]	1,377,572
CDW	48,575		3,924,374
F5 Networks	56,665	[a]	9,771,879

Description		Shares		Value ($)
Common Stocks - 104.3% (continued)
Technology Hardware & Equipment - 4.3% (continued)
Western Digital		82,650		6,397,937
Zebra Technologies, Cl. A		22,340	[a]	3,200,205
				24,671,967
Utilities - 5.6%
IDACORP		41,325	[b]	3,811,818
MDU Resources Group		319,845		9,173,155
New Jersey Resources		162,560	[b]	7,274,560
NorthWestern		93,270		5,339,708
NRG Energy		180,780		5,549,946
OGE Energy		18,600		654,906
				31,804,093
Total Common Stocks (cost $500,107,381)				592,470,015
	7-Day Yield (%)
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,004,257)	1.83	2,004,257	[d]	2,004,257

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,140,491)	1.85	1,140,491	[d]	1,140,491
Total Investments (cost $503,252,129)		104.8%		595,614,763
Liabilities, Less Cash and Receivables		(4.8%)		(27,491,223)
Net Assets		100.0%		568,123,540

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2018, the value of the fund’s securities on loan was $27,662,413 and the value of the collateral held by the fund was $28,843,851, consisting of cash collateral of $1,140,491 and U.S. Government & Agency securities valued at $27,703,360.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.1
Capital Goods	8.1
Pharmaceuticals, Biotechnology & Life Sciences	8.0
Diversified Financials	7.7
Real Estate	7.3
Insurance	7.0
Consumer Durables & Apparel	6.3
Materials	6.0
Utilities	5.6
Health Care Equipment & Services	5.6
Energy	4.6
Technology Hardware & Equipment	4.3
Retailing	4.0
Semiconductors & Semiconductor Equipment	3.7
Automobiles & Components	3.4
Commercial & Professional Services	3.1
Consumer Services	3.0
Food, Beverage & Tobacco	2.4
Banks	2.1
Money Market Investments	.5
104.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,000,588	30,515,200	31,511,531	2,004,257.3		10,044
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	14,165,799	86,496,874	99,522,182	1,140,491.2		-
Total	17,166,387	117,012,074	131,033,713	3,144,748.5		10,044

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,662,413)—Note 1(b):
Unaffiliated issuers	500,107,381	592,470,015
Affiliated issuers	3,144,748	3,144,748
Receivable for investment securities sold		2,722,653
Dividends and securities lending income receivable		620,369
Receivable for shares of Common Stock subscribed		7,996
Prepaid expenses		40,344
		599,006,125
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		537,953
Cash overdraft due to Custodian		2,747,687
Payable for shares of Common Stock redeemed		26,348,995
Liability for securities on loan—Note 1(b)		1,140,491
Directors fees and expenses payable		10,400
Accrued expenses		97,059
		30,882,585
Net Assets ($)		568,123,540
Composition of Net Assets ($):
Paid-in capital		453,003,453
Accumulated undistributed investment income—net		1,504,370
Accumulated net realized gain (loss) on investments		21,253,083
Accumulated net unrealized appreciation (depreciation) on investments		92,362,634
Net Assets ($)		568,123,540

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	496,852,124	5,019,559	66,046,433	205,424
Shares Outstanding	8,235,536	90,775	1,091,298	3,401
Net Asset Value Per Share ($)	60.33	55.30	60.52	60.40

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,702,114
Affiliated issuers	10,044
Income from securities lending—Note 1(b)	74,242
Total Income	4,786,400
Expenses:
Management fee—Note 3(a)	2,358,245
Shareholder servicing costs—Note 3(c)	888,472
Professional fees	45,868
Directors’ fees and expenses—Note 3(d)	33,666
Registration fees	29,671
Prospectus and shareholders’ reports	28,399
Distribution fees—Note 3(b)	21,732
Loan commitment fees—Note 2	7,255
Interest expense—Note 2	852
Custodian fees—Note 3(c)	125
Miscellaneous	23,057
Total Expenses	3,437,342
Less—reduction in fees due to earnings credits—Note 3(c)	(9,192)
Net Expenses	3,428,150
Investment Income—Net	1,358,250
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,275,351
Net unrealized appreciation (depreciation) on investments	(34,381,334)
Net Realized and Unrealized Gain (Loss) on Investments	(13,105,983)
Net (Decrease) in Net Assets Resulting from Operations	(11,747,733)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	1,358,250	1,927,480
Net realized gain (loss) on investments	21,275,351	68,623,757
Net unrealized appreciation (depreciation) on investments	(34,381,334)	26,611,817
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,747,733)	97,163,054
Distributions to Shareholders from ($):
Investment income—net:
Class A	(232,405)	(1,926,247)
Class I	(307,740)	(884,044)
Class Y	(4)	(12)
Net realized gain on investments:
Class A	(6,850,478)	(53,615,539)
Class C	(85,705)	(772,033)
Class I	(1,444,907)	(11,259,014)
Class Y	(15)	(125)
Total Distributions	(8,921,254)	(68,457,014)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,177,015	20,785,000
Class C	141,065	886,253
Class I	12,932,578	47,322,190
Class Y	517,128	-
Distributions reinvested:
Class A	6,601,720	51,552,754
Class C	76,193	690,943
Class I	1,593,842	10,860,666
Cost of shares redeemed:
Class A	(33,639,950)	(81,598,204)
Class C	(1,801,352)	(6,192,712)
Class I	(57,972,058)	(29,903,356)
Class Y	(301,135)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(65,674,954)	14,403,534
Total Increase (Decrease) in Net Assets	(86,343,941)	43,109,574
Net Assets ($):
Beginning of Period	654,467,481	611,357,907
End of Period	568,123,540	654,467,481
Undistributed investment income—net	1,504,370	686,269

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	99,278	328,444
Shares issued for distributions reinvested	109,011	828,048
Shares redeemed	(543,443)	(1,306,872)
Net Increase (Decrease) in Shares Outstanding	(335,154)	(150,380)
Class Cb
Shares sold	2,449	15,215
Shares issued for distributions reinvested	1,370	12,038
Shares redeemed	(31,654)	(102,900)
Net Increase (Decrease) in Shares Outstanding	(27,835)	(75,647)
Class Ia,b
Shares sold	207,133	754,930
Shares issued for distributions reinvested	26,254	173,754
Shares redeemed	(947,465)	(470,536)
Net Increase (Decrease) in Shares Outstanding	(714,078)	458,148
Class Ya,b
Shares sold	8,179	-
Shares redeemed	(4,796)	-
Net Increase (Decrease) in Shares Outstanding	3,383	-

[a]During the period ended June 30, 2018, 4,804 Class A shares representing $303,409 were exchanged for 4,786 Class Y shares, 4,786 Class Y shares representing $300,537 were exchanged for 4,781 Class I shares and 320 Class I shares representing $20,615 were exchanged for 318 Class Y shares and during the period ended December 31, 2017, 1,201 Class A shares representing $74,977 were exchanged for 1,195 Class I shares.

[b]During the period ended June 30, 2018, 899 Class C shares representing $49,893 were automatically converted to 825 Class A shares and during the period ended December 31, 2017, 6,684 Class C shares representing $422,962 were automatically converted to 6,195 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Class A Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	62.37	59.60	55.36	56.12	49.11	36.47
Investment Operations:
Investment income—net[a]	.12	.18	.33	.33	.15	.29
Net realized and unrealized gain (loss) on investments	(1.31)	9.65	4.51	.64	7.01	12.65
Total from Investment Operations	(1.19)	9.83	4.84	.97	7.16	12.94
Distributions:
Dividends from investment income—net	(.03)	(.24)	(.18)	(.33)	(.15)	(.30)
Dividends from net realized gain on investments	(.82)	(6.82)	(.42)	(1.40)	-	-
Total Distributions	(.85)	(7.06)	(.60)	(1.73)	(.15)	(.30)
Net asset value, end of period	60.33	62.37	59.60	55.36	56.12	49.11
Total Return (%)[b]	(1.93)[c]	16.64	8.81	1.69	14.58	35.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d]	1.13	1.14	1.13	1.15	1.15
Ratio of net expenses to average net assets	1.13[d]	1.13	1.14	1.13	1.14	1.15
Ratio of net investment income to average net assets	.40[d]	.28	.59	.57	.28	.68
Portfolio Turnover Rate	36.08[c]	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	496,852	534,563	519,763	488,571	491,786	457,146

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Class C Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	57.44	55.61	51.97	52.92	46.57	34.67
Investment Operations:
Investment (loss)—net[a]	(.12)	(.33)	(.12)	(.14)	(.28)	(.06)
Net realized and unrealized gain (loss) on investments	(1.20)	8.98	4.18	.59	6.63	11.96
Total from Investment Operations	(1.32)	8.65	4.06	.45	6.35	11.90
Distributions:
Dividends from net realized gain on investments	(.82)	(6.82)	(.42)	(1.40)	-	-
Net asset value, end of period	55.30	57.44	55.61	51.97	52.92	46.57
Total Return (%)[b]	(2.32)[c]	15.64	7.90	.82	13.64	34.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[d]	1.97	1.99	1.98	2.01	2.04
Ratio of net expenses to average net assets	1.93[d]	1.97	1.99	1.98	2.00	2.00
Ratio of net investment (loss) to average net assets	(.42)[d]	(.57)	(.24)	(.26)	(.57)	(.16)
Portfolio Turnover Rate	36.08[c]	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	5,020	6,813	10,803	7,405	5,380	4,597

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Class I Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	62.64	59.97	55.74	56.67	49.65	36.92
Investment Operations:
Investment income—net[a]	.20	.33	.49	.52	.26	.36
Net realized and unrealized gain (loss) on investments	(1.33)	9.70	4.50	.57	7.10	12.81
Total from Investment Operations	(1.13)	10.03	4.99	1.09	7.36	13.17
Distributions:
Dividends from investment income—net	(.17)	(.54)	(.34)	(.62)	(.34)	(.44)
Dividends from net realized gain on investments	(.82)	(6.82)	(.42)	(1.40)	-	-
Total Distributions	(.99)	(7.36)	(.76)	(2.02)	(.34)	(.44)
Net asset value, end of period	60.52	62.64	59.97	55.74	56.67	49.65
Total Return (%)	(1.81)[b]	16.91	9.02	1.88	14.84	35.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.90	.94	.93	.94	.95
Ratio of net expenses to average net assets	.89[c]	.90	.94	.93	.94	.95
Ratio of net investment income to average net assets	.63[c]	.53	.85	.92	.50	.80
Portfolio Turnover Rate	36.08[b]	63.75	60.22	60.96	73.99	74.57
Net Assets, end of period ($ x 1,000)	66,046	113,090	80,790	35,359	7,617	5,256

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2018	Year Ended December 31,
Class Y Shares	(Unaudited)	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	62.58	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.51	.34	.53	.24
Net realized and unrealized gain (loss) on investments	(1.65)	9.70	4.56	2.76
Total from Investment Operations	(1.14)	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.22)	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(.82)	(6.82)	(.42)	(1.40)
Total Distributions	(1.04)	(7.46)	(.83)	(1.90)
Net asset value, end of period	60.40	62.58	60.00	55.74
Total Return (%)	(1.82)[c]	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.87	.78	.79[d]
Ratio of net expenses to average net assets	.85[d]	.87	.78	.79[d]
Ratio of net investment income to average net assets	1.98[d]	.54	.98	1.25[d]
Portfolio Turnover Rate	36.08[c]	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	205	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	592,470,015	-	-	592,470,015
Registered Investment Companies	3,144,748	-	-	3,144,748

† See Statement of Investments for additional detailed categorizations.

At June 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2018, The Bank of New York Mellon earned $16,419 from lending portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $5,861,876 and long-term capital gains $62,595,138. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2018, was approximately $61,900 with a related weighted average annualized interest rate of 2.78%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended June 30, 2018, the Distributor retained $2,894 from commissions earned on sales of the fund’s Class A shares and $256 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2018, Class C shares were charged $21,732 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2018, Class A and Class C shares were charged $648,074 and $7,244, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged $99,273 for transfer agency services and $9,067 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $9,067.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $125 pursuant to the custody agreement. These fees were offset by earnings credits of $125.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $378,008, Distribution Plan fees $3,242, Shareholder Services Plan fees $106,240, custodian fees $6,877, Chief Compliance Officer fees $6,320 and transfer agency fees $37,266.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2018, amounted to $226,459,955 and $272,326,864, respectively.

At June 30, 2018, accumulated net unrealized appreciation on investments was $92,362,634, consisting of $107,947,665 gross unrealized appreciation and $15,585,031 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”)

The State Law Cases: The Tribune LBO was executed in two-steps - a voluntary tender offer in June 2007, and a mandatory go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts throughout the country, which alleged that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, in a case styled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On November 6, 2012, the defendants filed a motion to dismiss most of the cases in the Tribune MDL. On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “… by or to (or for the benefit of),” among other specified entities, “a financial institution …” On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court.

During the pendency of the plaintiffs’ cert. petition, the Supreme Court agreed to hear the appeal of Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Mgmt.”), a Seventh Circuit case that concerned the scope of Section 546(e) of the Code. In contrast to the Second Circuit, the Seventh Circuit had held that Section 546(e) does not exempt qualified transfers from avoidance that passed through “financial institutions.”

On February 27, 2018, the Supreme Court affirmed the Seventh Circuit’s decision. Noting that “the parties … d[id] not contend that either the debtor or petitioner … qualified as a ‘financial institution,’” the Court declined to address the effect that such an assertion would have had on the application Section 546(e). While the Merit Mgmt. decision likely will make it more difficult for some defendants to assert a defense under Section 546(e), the decision appears to be less consequential for registered investment company defendants, such as the Dreyfus Fund defendants, which are specifically defined as “financial institutions” under Section 101(22)(B) of the Code.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On April 3, 2018, Justices Kennedy and Thomas issued a Statement stating that “consideration of [the petition for certiorari filed by the Tribune plaintiffs] will be deferred for an additional period of time” to allow the Second Circuit or the District Court to consider whether to vacate the earlier judgment or provide other relief in light of Merit Mgmt. On April 10, 2018, the plaintiffs/appellants moved the Second Circuit to recall its mandate, vacate its decision, and remand the case to the district court for further proceedings. The defendants’ filed an opposition brief on April 20, 2018; plaintiffs/appellants filed their reply on April 27, 2018. On May 15, 2018, the Second Circuit issued an Order stating that “the mandate in this case is recalled in anticipation of further panel review.” As of July 25, 2018, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case styled The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Adv. Pro. No-10-54010(KJC) was filed in the United States Bankruptcy Court for the District of Delaware. (“the FitzSimons Litigation”). The case was subsequently transferred to the Tribune MDL. Count One of the multi-count Complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On January 10, 2013, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint, which did not change the legal basis of the claims against the Shareholder Defendants. On May 23, 2014, the defendants filed a motion to dismiss Count One against the Shareholder Defendants, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions. As of July 25, 2018, those other motions are still pending.

On March 8, 2018, following the U.S. Supreme Court’s decision in Merit Management, the Plaintiff in the FitzSimons Case submitted a letter to the Court seeking permission to file another amended complaint or a motion for leave to amend in order to add a claim of constructive fraudulent transfer. On June 18, 2018, the Court issued an order staying the Trustee’s request pending further action by the Second Circuit in the state law cases. The Court also ordered counsel for all of the parties to file a joint letter “indicating how they wish to proceed with respect to a potential global resolution of this multi-district litigation.” On July 9, 2018, the parties submitted the joint letter requested by the Court expressing their views regarding a potential mediation. As of July 25, 2018, the Court has not taken any further action or expressed any views in response to the parties’ joint letter.

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0085SA0618

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

                        Not applicable.

Item 13.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    August 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 22, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)